Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 20, 2012 (this “First Amendment”), to the Credit Agreement referred to below among Holdings (as defined below), the Borrower (as defined below), each of the other Loan Parties and the Required Lenders (as defined in the Credit Agreement referred to below).

RECITALS

WHEREAS, pursuant to the Credit Agreement dated as of February 11, 2011 (the “Credit Agreement”), among Kraton Performance Polymers, Inc., a Delaware corporation (“Holdings”), Kraton Polymers LLC, a Delaware limited liability company (the “Borrower”), the several banks, other financial institutions and institutional investors from time to time parties thereto (the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders;

WHEREAS, pursuant to and in accordance with Section 11.01 of the Credit Agreement, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement as described herein; and

WHEREAS, the undersigned Lenders (that together constitute the Required Lenders under the Credit Agreement) have agreed to such amendments upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. On the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows (without further act required of any person):

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

“First Amendment” shall mean that certain First Amendment to Credit Agreement, dated as of March 20, 2012, by and among Holdings, the Borrower, the other Loan Parties and the Lenders party thereto.

“First Amendment Effective Date” shall mean the first date on which all of the conditions set forth or referred to in Section 3 of the First Amendment shall have been satisfied.

(a)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Capital Lease” in its entirety as follows:

““Capital Lease” means, as applied to any Person, any lease of any Property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person; provided, that any agreement that is reasonably deemed to be a Capital Lease by the Borrower solely as a result of the application of guidance promulgated by EITF No. 01-08 and is otherwise reasonably reflected on the financial statements delivered pursuant to Section 7.01 shall not be deemed to be a Capital Lease.”

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence of the definition of “Funded Indebtedness” as follows:

“For purposes hereof, (i) except as provided in clause (d) above, obligations arising under letters of credit and similar instruments shall not constitute Funded Indebtedness, (ii) solely for purposes of determining compliance with Section 8.11, Guarantees by the Borrower or any of its Domestic Subsidiaries in an aggregate principal amount not to exceed $100,000,000 shall not constitute Funded Indebtedness and (iii) any lease that is deemed to be Funded Indebtedness solely as a result of the application of guidance promulgated by EITF No. 01-08 shall not be deemed as such (provided, that the conditions of the proviso to the definition of Capital Lease shall be satisfied).”

(c) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (iii) of the definition of “Permitted Acquisitions” and inserting in lieu thereof:

“(iii) if immediately before giving effect to any such acquisition the Consolidated Net Leverage Ratio shall have been greater than 2.75:1.0, the cost (including assumed indebtedness) of all Acquisitions from the Closing Date shall not exceed $50,000,000 in the aggregate,”

(d) Section 8.03(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) other unsecured Indebtedness of the Borrower; provided, however, that (i) the final maturity date for such Indebtedness is at least 91 days beyond the final maturity date for any Term Loan hereunder and an average weighted life-to-maturity from the date of issuance not less than the remaining average weighted life-to-maturity for any Term Loan hereunder, (ii) such Indebtedness will be issued on terms not more onerous to Holdings and its Subsidiaries than the terms hereof (excluding interest rates, fees, funding discounts and prepayment or redemption premiums);

provided, however, that an Officer’s Certificate of the Borrower delivered to the Administrative Agent at least ten Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such ten Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); provided, further, however, that in the case of Indebtedness consisting of Senior Unsecured Notes, such Officer’s Certificate need not be delivered prior to the incurrence of such Indebtedness, (iii) no Default shall exist immediately before or immediately after giving effect thereto, (iv) the Borrower will be in compliance with the financial covenants under Section 8.11 after giving effect thereto on a Pro Forma Basis and (v) the Borrower shall deliver to the Administrative Agent a compliance certificate confirming the foregoing, in form and detail reasonably satisfactory to the Administrative Agent;”

(e) Section 8.02(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(g) Investments made after the Closing Date in (i) Domestic Subsidiaries that are not Guarantors, (ii) Foreign Subsidiaries and (iii) joint ventures; provided, however, that the aggregate amount of all such Investments (on a cost basis but net of principal returns made to any Loan Party) made by Loan Parties pursuant to this clause (g) shall not exceed the positive difference, if any, of (1) an amount equal to the greater of (A) ten percent (10%) of Consolidated Total Assets and (B) $200,000,000 and (2) the aggregate Net Cash proceeds used from the Closing Date to the date of such Investment to make Investments pursuant to this clause (g); provided, however, that after giving effect thereto in any such case, (A) the Consolidated Net Secured Leverage Ratio shall be less than 2.50:1.0 on a Pro Forma Basis and (B) Holdings and its Subsidiaries will have minimum Liquidity of not less than $50,000,000;”

(f) Section 8.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than:

Fiscal Quarters Ending	Maximum Consolidated Net Leverage Ratio
March 31, 2011	3.50:1.00

June 30, 2011	3.50:1.00
September 30, 2011	3.50:1.00
December 31, 2011	3.50:1.00
March 31, 2012	4.00:1.00
June 30, 2012	4.00:1.00
September 30, 2012	4.00:1.00
December 31, 2012	4.00:1.00
March 31, 2013	3.50:1.00
June 30, 2013	3.50:1.00
September 30, 2013	3.50:1.00
December 31, 2013	3.50:1.00
March 31, 2014	3.25:1.00
June 30, 2014	3.25:1.00
September 30, 2014	3.25:1.00
December 31, 2014	3.25:1.00
March 31, 2015 and thereafter	3.00:1.00

(g) Section 8.11(c) of the Credit Agreement is hereby amended by deleting the first sentence and inserting in lieu thereof:

“Make or incur Consolidated Capital Expenditures in any fiscal year indicated below in an aggregate amount for Holdings and its Subsidiaries in excess of the corresponding amount set forth below opposite such fiscal year (each such amount, the “Permitted Capital Expenditure Amount”) (provided, that in addition to the Permitted Capital Expenditure Amounts, an aggregate amount of up to $150,000,000 in Consolidated Capital Expenditures over the life of the Term Loan A Facility and Revolving Credit Facility may be used in connection with the purchase or construction of capital assets; provided, further that the amount set forth in the immediate proviso shall be automatically increased to $225,000,000 at such time, if any, as the Borrower determines to construct, or to invest in a Person that will construct, a SBC manufacturing facility);”

SECTION 3. Conditions to Effectiveness of Amendment. The effectiveness of Section 2 of this First Amendment is subject to the satisfaction of the following conditions:

(a) This First Amendment shall have been duly executed and delivered by Holdings, the Borrower, each of the other Loan Parties and the Required Lenders and acknowledged by the Administrative Agent;

(b) The representations and warranties set forth in Section 4 of this First Amendment shall be true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that in each such case such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof;

(c) The Borrower shall have paid to the Administrative Agent, in immediately available funds, for the account of each Lender that has executed and delivered a counterpart signature page of this First Amendment on or prior to 5:00 pm on Monday, March 12, 2012, New York City time a fee of 0.125% of the sum of each such Lender’s aggregate outstanding Term Loans and used and unused Revolving Commitments as of the date hereof;

(d) No Default or Event of Default shall have occurred and be continuing as of the date hereof; and

(e) The Borrower shall have paid all amounts required to be paid in accordance with Section 6 of this First Amendment that have been invoiced within two Business Days prior to the date hereof.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this First Amendment, Holdings, the Borrower and each other Loan Party hereby represent and warrant to the Administrative Agent, the Collateral Agent and the Required Lenders that, as of the date hereof:

(a) The execution, delivery and performance of this First Amendment (I) has been duly authorized by all necessary corporate or other organizational action and (II) does not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (i) any Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (c) violate any Law (including Regulation U or Regulation X issued by the FRB); except in each case referred to in clause (b) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b) This First Amendment has been duly executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

(c) No approval, consent, exemption, authorization or other action by, or notice to, or filing with any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Person of this First Amendment or any other Loan Document other than (i) those that have already been obtained and are in full force and effect and (ii) filings to perfect the Liens created by the Collateral Documents.

(d) No Default has occurred and is continuing.

(e) All representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; provided, however, that in each such case such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof.

SECTION 5. Effects on Loan Documents.

(a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.

(c) The Borrower and the other parties hereto acknowledge and agree that, on and after the First Amendment Effective Date, this First Amendment, shall constitute a Loan Document for all purposes of the Credit Agreement.

SECTION 6. Fees and Expenses. The Borrower agrees to pay (a) the fees owing to the Administrative Agent as may be separately agreed by and between the Borrower and the Administrative Agent and (b) all reasonable out-of-pocket expenses incurred in connection with this First Amendment and any other documents prepared in connection herewith, in the case of clause (b) to the extent required by Section 11.04 of the Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 11.04 of the Credit Agreement shall apply to this First Amendment and such fees, charges or liabilities (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 7. Non-Reliance on Agents. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, made it own credit analysis and decision to enter into this First Amendment. Each Lender also acknowledges that it will, without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this First

Amendment, the Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

SECTION 8. Acknowledgment; Further Assurances; Other Agreements. Each of Holdings, the Borrower and each other Loan Party (i) acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this First Amendment and consents to the amendment of the Credit Agreement effected pursuant to this First Amendment, (iii) confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Secured Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loans Document), (iv) acknowledges and agrees that all of its obligations under the Security Agreement, the Pledge Agreement and the other Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (v) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the holders of the Secured Obligations (as defined in each of the Security Agreement and Pledge Agreement) and reaffirms the guaranties made pursuant to the Credit Agreement and (vi) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Credit Agreement or the Collateral Documents, as applicable, are, and shall remain, in full force and effect after giving effect to this First Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 9. APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

SECTION 10. Amendments; Termination; Execution in Counterparts; Severability.

(a) This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b) This First Amendment is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns and may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the other Loan Parties and the Required Lenders.

(c) This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

(d) If any provision of this First Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this First Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:	KRATON POLYMERS LLC, a Delaware limited liability company

	By:	/s/ Stephen E. Tremblay
	Name:	Stephen E. Tremblay
	Title:	Vice President and Chief Financial Officer

GUARANTORS:	KRATON PERFORMANCE POLYMERS, INC., a Delaware corporation

	By:	/s/ Stephen E. Tremblay
	Name:	Stephen E. Tremblay
	Title:	Vice President and Chief Financial Officer

KRATON POLYMERS CAPITAL CORPORATION, a Delaware corporation

	By:	/s/ Stephen E. Tremblay
	Name:	Stephen E. Tremblay
	Title:	Vice President and Chief Financial Officer

ELASTOMERS HOLDINGS LLC, a Delaware Limited Liability Company

	By:	/s/ Stephen E. Tremblay
	Name:	Stephen E. Tremblay
	Title:	Vice President and Chief Financial Officer

KRATON POLYMERS U.S. LLC, a Delaware Limited Liability Company

	By:	/s/ Stephen E. Tremblay
	Name:	Stephen E. Tremblay
	Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment]

Acknowledged and agreed by:
BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Michelle D. Diggs
Name:	Michelle D. Diggs
Title:	Agency Management Officer

[Signature Page to First Amendment]

Name of Lender:

Amegy Bank National Association
By:	/s/ Jeremy Newsom
	Name:	Jeremy Newsom
	Title:	Senior Vice President

[Signature Page to First Amendment]

Name of Lender:

Bank of America, N.A., as Lender
By:	/s/ Adam Rose
	Name:	Adam Rose
	Title:	Senior Vice President

[Signature Page to First Amendment]

WELLS FARGO BANK, N.A.

By:	/s/ Janet P. Ritter
	Name:	Janet P. Ritter
	Title:	Vice President

[Signature Page to First Amendment]

Name of Lender:

BOKF, NA dba Bank of Texas

By:	/s/ Marian Livingston
	Name:	Marian Livingston
	Title:	Senior Vice President

[Signature Page to First Amendment]

Name of Lender:

MIHI LLC

By:	/s/ Doug Lams
	Name:	Doug Lams
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:	/s/ Stephen Mehos
	Name:	Stephen Mehos
	Title:	Authorized Sigantory

[Signature Page to First Amendment]

Name of Lender:

Citizens Bank and Trust Company

By:	/s/ Aileen O. Cartwright
	Name:	Aileen O. Cartwright
	Title:	Senior Credit Manager, AVP

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to First Amendment]

Name of Lender:

EAST WEST BANK

By:	/s/ Andrew Maria
	Name:	Andrew Maria
	Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to First Amendment]

Name of Lender:

Branch Banking and Trust Company

By:	/s/ Matt McCain
	Name:	Matt McCain
	Title:	SVP

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to First Amendment]

Name of Lender:

DBS Bank Ltd., Los Angeles Agency

By:	/s/ Aik Lim Kok
	Name:	Aik Lim Kok
	Title:	Assistant General Manager

[Signature Page to First Amendment]

Name of Lender:

COMERICA BANK

By:	/s/ L.J. Perenyi
	Name:	L. J. Perenyi
	Title:	Vice President

[Signature Page to First Amendment]

Name of Lender:

CIT Bank

By:	/s/ Kelly Harnett
	Name:	Kelly Hartnett
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to First Amendment]

Name of Lender:

GOLDMAN SACHS BANK USA
By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to First Amendment]

Name of Lender:

MORGAN STANLEY BANK, N.A.
By:	/s/ Scott Taylor
	Name:	Scott Taylor
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Name of Lender:

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Scott Taylor
	Name:	Scott Taylor
	Title:	Vice President

[Signature Page to First Amendment]

Name of Lender:

REGIONS BANK

By:	/s/ Michael Foster
	Name:	Michael Foster
	Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to First Amendment]

Name of Lender:

Capital One Leverage Finance Corp.

By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to First Amendment]

Name of Lender:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Vice President

For any Lender requiring a second signature block:

By:	/s/ Alex Verdone
	Name:	Alex Verdone
	Title:	Associate

[Signature Page to First Amendment]

Name of Lender:

Mercantil Commercebank, N.A.

By:	/s/ Francisco Rivero
	Name:	Francisco Rivero
	Title:	Executive V.P.

For any Lender requiring a second signature block:

By:	/s/ Ajay Agrani
	Name:	Ajay Agrani
	Title:	V.P.

[Signature Page to First Amendment]

Name of Lender:

Sumitomo Mitsui Banking Corporation

By:	David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

[Signature Page to First Amendment]

Name of Lender:

State Bank of India

By:	Vijayalakshmi Muddu
	Name:	Vijayalakshmi Muddu
	Title:	Vice President & Head (Syndications)

[Signature Page to First Amendment]

Name of Lender:

Raymond James Bank N.A.
By:	/s/ Steven Paley
	Name:	Steven Paley
	Title:	Senior Vice President

[Signature Page to First Amendment]

Name of Lender:

Compass Bank
By:	/s/ Collin Sanders
	Name:	Collin Sanders
	Title:	Executive Vice President

[Signature Page to First Amendment]

Name of Lender:

JPMorgan Chase Bank N.A.
By:	/s/ Robert L. Mendoza
	Name:	Robert L. Mendoza
	Title:	SVP

[Signature Page to First Amendment]

Name of Lender:

The Bank of Nova Scotia
By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

[Signature Page to First Amendment]

Name of Lender:

SCOTIABANC INC.

By:	/s/ J. F. Todd
	Name:	J. F. Todd
	Title:	Managing Director

For any Lender requiring a second signature block:

By:	/s/ H. Thind
	Name:	H. Thind
	Title:	Director

[Signature Page to First Amendment]

Name of Lender:

Siemens Financial Services, Inc

By:	/s/ Maria Levy
	Name:	Maria Levy
	Title:	VP

For any Lender requiring a second signature block:

By:	/s/ Carol Walters
	Name:	Carol Walters
	Title:	Vice President

[Signature Page to First Amendment]